Reconciliation of Numerator and Denominator of Basic Earnings per Share ("EPS") with that of Diluted EPS (Detail) - USD ($) $ / shares in Units, shares in Thousands, $ in Thousands	12 Months Ended
	Dec. 31, 2015	Dec. 31, 2014	Dec. 31, 2013
Numerator:
Net income attributable to Textainer Group Holdings Limited common shareholders	$ 106,887	$ 189,362	$ 182,809
Denominator:
Weighted average common shares outstanding-basic	56,953	56,719	56,317
Dilutive share options and restricted share units	140	360	545
Weighted average common shares outstanding-diluted	57,093	57,079	56,862
Net income attributable to Textainer Group Holdings Limited common shareholders per common share
Basic	$ 1.88	$ 3.34	$ 3.25
Diluted	$ 1.87	$ 3.32	$ 3.21